Note 12 - Income Taxes - Effective Income Tax Rate Reconciliation (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Federal income tax at statutory rate	$ 907	$ 759
State tax, net of federal benefit	42	22
Stock compensation expense	(21)	(21)
Change in corporate tax rate	297
Other	(20)	(24)
Total	$ 1,205	$ 736